          FOURTH AMENDMENT AND CONSENT, dated as of June 25, 1997 (this

     "Amendment and Consent"), to the Credit Agreement, dated as of August 13,
      ---------------------
     1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among PIERCE LEAHY CORP., a New York
                        ----------------
     corporation (the "Company"), PIERCE LEAHY COMMAND COMPANY, a company
                       -------
     organized and existing under the laws of the Province of Nova Scotia (the

     "Canadian Borrower" and, together with the Company and its successors, the
     ------------------
     "Borrowers"), the several banks and other financial institutions from time
      ---------
     to time parties thereto (the "Lenders"), Canadian Imperial Bank of
                                   -------
     Commerce, New York Agency, as US Administrative Agent for the US$ Lenders thereunder, and Canadian Imperial Bank of Commerce, as Canadian Administrative Agent for the C$ Lenders thereunder.


                             W I T N E S S E T H :
                             - - - - - - - - - -


          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans and other extensions of credit to the Borrowers; and

          WHEREAS, the Borrowers have requested, and, upon this Amendment and Consent becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended and certain transactions be consented to, all in the manner provided for in this Amendment and Consent;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

     I.   Defined Terms.  Terms defined in the Credit Agreement and used herein
          -------------
     shall have the meanings given to them in the Credit Agreement.

     II.  Amendment to Section 11 of the Credit Agreement.  Section 11 of the
          -----------------------------------------------
     Credit Agreement is hereby amended by adding thereto the following subsection:

          "11.18  Release of Certain Liens.  The Lenders hereby agree to, and
                  ------------------------
          authorize and direct the Administrative Agents to execute and deliver on their behalf all documents necessary or advisable in connection with, the release of any and all Liens on the Capital Stock of the Company arising pursuant to the Credit Agreement or any Loan Document and the release of each of the Shareholders (as defined in the US Global Guarantee and Security Agreement) from their covenants, agreements, representations and warranties contained in the US Global Guarantee and Security Agreement and any other Loan Document."

     III.  Consent.  The Lenders hereby consent to:  (a) the Company's
           -------
     redomestication into Pennsylvania pursuant to its merger (the "Merger")
                                                                    ------
     with and into Pierce Leahy Inc., a Pennsylvania corporation which will change its name to "Pierce Leahy Corp." in the Merger; (b) the stock split and recapitalization (the "Stock Recapitalization") to be effected by the
                                ----------------------
     Company immediately prior to the Merger, in which each outstanding share of Class A and Class B Common Stock of the Company will be converted into shares of one class of voting Common Stock of the Company; (c) the offering by the Company of its Senior Subordinated Notes due 2007 (the "1997 Notes") in an aggregate principal amount up to US$150,000,000 (the "Notes
                                                                 -----
     Offering"), to be issued pursuant to an Indenture between the Company and
     --------
     The Bank of New York, as trustee, provided that the terms and conditions
                                       --------
     thereof are in substantially the form of the draft of June 23, 1997 of such Indenture; (d) the non-compliance by the Company with the requirements of subsection 4.4(c) of the Credit Agreement in connection with the Notes Offering and the concurrent public offerings by the Company and certain shareholders of the Company of shares of the Company's Common Stock (i) in the United States of America and Canada and (ii) internationally (collectively, the "Equity Offerings"); (e) the termination by the Company
                         ----------------
     in contemplation of the Equity Offerings of its status as an S corporation as defined in Section 1361 of the Code; (f) the use of substantially all of the proceeds of the Equity Offerings to redeem up to $70 million principal amount of the Company's 11-1/8% Senior Subordinated Notes due 2006 at a price equal to 110% of their principal amount thereof plus accrued interest through the date of redemption; (g) the granting of a third priority lien on the stock of the Canadian Borrower to the holders of the 1997 Notes and the amendment and restatement of the Pledge and Intercreditor Agreement to reflect such lien; (h) the termination of the Shareholders' Agreement; and
     (i) the execution of the Voting Trust Agreement and the tax indemnity agreement described in the prospectus relating to the Equity Offering.

     IV.  Conditions to Effectiveness.  This Amendment and Consent shall become
          ---------------------------
     effective as of the date first above written (the "Amendment and Consent
                                                        ---------------------
     Effective Date") upon the Borrowers, each of the Guarantors, the US
     --------------
     Administrative Agent and the Required Lenders having executed and delivered to the US Administrative Agent this Amendment and Consent.

     V.   General.
          -------

     1.  Representations and Warranties.  To induce the US Administrative Agent
         ------------------------------
     and the Lenders parties hereto to enter into this Amendment and Consent, the Company hereby represents and warrants to the US Administrative Agent and each of the Lenders as of the Amendment and Consent Effective Date that the representations and warranties made by the Company in the Loan Documents are true and correct in all material respects on and as of the Amendment and Consent Effective Date, after giving effect to the effectiveness of this Amendment and Consent, as if made on and as of the Amendment and Consent Effective Date (other than any representations and warranties made as of a specific date, which continue to be true and correct in all material respects as of such date).

     2.   Payment of Expenses.  The Company agrees to pay or reimburse the US
          -------------------
     Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and Consent, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the US Administrative Agent.

     3.  No Other Amendments and Consents; Confirmation.  Except as expressly
         ----------------------------------------------
     amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

     4.   Governing Law; Counterparts.
          ---------------------------

          (a) This Amendment and Consent and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          (b) This Amendment and Consent may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment and Consent signed by all the parties shall be lodged with each of the Company and the US Administrative Agent. This Amendment and Consent may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                              PIERCE LEAHY CORP.

                              By:
                                 ----------------------------------
                                Title:


                              PIERCE LEAHY COMMAND COMPANY

                              By:
                                 ----------------------------------
                                Title:

                              CANADIAN IMPERIAL BANK OF COMMERCE,
                              NEW YORK AGENCY
                              as US Administrative Agent and as a Lender

                              By:
                                 ----------------------------------------
                                Title:  Director, CIBC Wood Gundy Securities
                                        Corp., AS AGENT

                              BANK OF IRELAND GRAND CAYMAN
                              as a Lender

                              By:
                                 ----------------------------------------
                                Title:


                              CREDIT LYONNAIS NEW YORK BRANCH
                              as a Lender

                              By:
                                 ----------------------------------------
                                Title:


                              FLEET NATIONAL BANK
                              as a Lender

                              By:
                                 ----------------------------------------
                                Title:


                              THE FIRST NATIONAL BANK OF MARYLAND
                              as a Lender

                              By:
                                 ----------------------------------------
                                Title:


                              HELLER FINANCIAL
                              as a Lender

                              By:
                                 ----------------------------------------
                                Title:

                              STATE STREET BANK AND TRUST COMPANY
                              as a Lender

                              By:
                                 ----------------------------------------
                                Title:


                              THE BANK OF NEW YORK
                              as a Lender

                              By:
                                 ----------------------------------------
                                Title:

                          ACKNOWLEDGEMENT AND CONSENT

          Each of the undersigned, as a Guarantor under that certain US Global Guarantee and Security Agreement, dated as of August 13, 1996 (as amended, supplemented or otherwise modified from time to time), made by each of such Guarantors in favor of the US Administrative Agent, hereby acknowledges and consents to the execution and delivery of this Fourth Amendment and Consent to which this Acknowledgment and Consent is attached and hereby reaffirms its obligations as a Guarantor under said US Global Guarantee and Security Agreement.


                              PIERCE LEAHY CORP.


                              By:_____________________________________
                                Title:


                              PLC COMMAND I, INC.


                              By:_____________________________________
                                Title:


                              PLC COMMAND II, INC.


                              By:_____________________________________
                                Title:


                              PLC COMMAND I, L.P.
                              By PLC Command I, Inc., as its general partner


                              By:_____________________________________
                                Title:


                              PLC COMMAND II, L.P.
                              By PLC Command II, Inc., as its general  partner


                              By:_____________________________________
                                Title:

                                    FORM OF
            AMENDED AND RESTATED PLEDGE AND INTERCREDITOR AGREEMENT


     AMENDED AND RESTATED PLEDGE AND INTERCREDITOR AGREEMENT, dated as of July __, 1997, by and among (a) PLC COMMAND I, L.P., a Pennsylvania limited partnership ("PLC I"), PLC COMMAND II, L.P., a Pennsylvania limited partnership
              -----
("PLC II" and, together with PLC I, the "Pledgors"), (b) CANADIAN IMPERIAL BANK
  ------                                 --------
OF COMMERCE, NEW YORK AGENCY, as collateral agent (together with its successors in such capacity, the "Collateral Agent") for (i) the lenders (the "Lenders")
                       ----------------                             -------
from time to time parties to the Credit Agreement (as hereinafter defined) and CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, (ii) the holders
                    --------------------
from time to time (the "1996 Holders") of the 11 1/8% Senior Subordinated Notes
                        ------------
due 2006 (collectively, the "1996 Notes") issued pursuant to the 1996 Indenture
                             ----------
(as defined below) of PIERCE LEAHY CORP., a Pennsylvania corporation as successor by merger with a New York corporation having the same name (the "Company"), and UNITED STATES TRUST COMPANY OF NEW YORK, a New York corporation,
--------
as trustee (together with its successors in such capacity, the "1996 Trustee")
                                                                ------------
for the 1996 Holders in accordance with the 1996 Indenture, and (iii) the holders from time to time (the "1997 Holders") of the Company's __% Senior
                                ------------
Subordinated Notes due 2007 (collectively, the "1997 Notes") issued from time to
                                                ----------
time pursuant to the 1997 Indenture (as defined below) of the Company and THE BANK OF NEW YORK, a New York banking corporation, as trustee (together with its successors in such capacity, the "1997 Trustee") for the 1997 Holders in
                                  ------------
accordance with the 1997 Indenture, (c) the Administrative Agent, (d) the 1996 Trustee and (e) the 1997 Trustee. The 1996 Holders and the 1997 Holders are collectively referred to herein as the "Holders," the 1996 Notes and the 1997
                                        -------
Notes are collectively referred to herein as the "Notes," the 1996 Indenture and
                                                  -----
the 1997 Indenture are collectively referred to herein as the "Indentures," and
                                                               ----------
the 1996 Trustee and the 1997 Trustee are collectively referred to herein as the "Trustees."
 --------


                             W I T N E S S E T H:
                             -------------------


     WHEREAS, pursuant to the Credit Agreement, dated as of August 13, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit
                                                                    ------
Agreement"), among the Company, Pierce Leahy Command Company, a Nova Scotia
---------
unlimited liability company (together with the Company, the "Borrowers"), the
                                                             ---------
Lenders and the administrative agents named therein, including, without limitation, the Administrative Agent (the "Administrative Agents"), the Lenders
                                           ---------------------
have agreed to make loans (the "Loans") to the Borrowers upon the terms and
                                -----
subject to the conditions set forth therein;

     WHEREAS, pursuant to the Indenture, dated as of July 15, 1996 (as amended, supplemented or otherwise modified from time to time (the " 1996 Indenture"),
                                                           ---------------
between the

Company and the 1996 Trustee, the Company has issued the 1996 Notes to the 1996 Holders, upon the terms and subject to the conditions set forth therein;

     WHEREAS, pursuant to the Pledge and Intercreditor Agreement, dated as of August 13, 1996, by and among the Pledgor, the Collateral Agent, the Administrative Agent and the 1996 Trustee (the "Existing Pledge and Inter-
                                                ---------------------------
creditor Agreement"), the Pledgors granted to the Collateral Agent (a) for the
------------------
benefit of the Lenders and the Administrative Agent, a first priority lien on the Pledged Stock and (b) for the benefit of the 1996 Holders and the 1996 Trustee, a second priority lien on the Pledged Stock;

     WHEREAS, pursuant to the Indenture, dated as of ___________, 1997 (as amended, supplemented or otherwise modified from time to time, the "1997
                                                                    ----
Indenture"), between the Company and the 1997 Trustee, the Company has issued
---------
the 1997 Notes to the 1997 Holders, upon the terms and subject to the conditions set forth therein;

     WHEREAS, in connection with the 1997 Indenture, the Company has agreed to cause each Pledgor to grant to the Collateral Agent for the benefit of the 1997 Holders and the 1997 Trustee a third priority lien on the Pledged Stock;

     WHEREAS, each Pledgor is a Subsidiary of the Company, and it is to the advantage of each Pledgor that the 1997 Holders purchase the 1997 Notes from the Company;

     WHEREAS, the Lenders have consented to the grant to the Collateral Agent for the benefit of the 1997 Holders and the 1997 Trustee of a third priority lien on the Pledged Stock;

     WHEREAS, the parties hereto have agreed to amend and restate the Existing Pledge and Intercreditor Agreement to (a) provide for the grant to the Collateral Agent for the benefit of the 1997 Holders and the 1997 Trustee of a third priority lien on the Pledged Stock and (b) make certain other changes to the Existing Pledge and Intercreditor Agreement;

     WHEREAS, each Pledgor is the legal and beneficial owner of the shares of the Pledged Stock pledged by it hereunder; and

     WHEREAS, (a) pursuant to the Credit Agreement, the Administrative Agent has been granted the authority to act on behalf of all Lenders with respect to matters specified herein, including the execution and delivery of this Amended and Restated Pledge and Intercreditor Agreement; (b) pursuant to the 1996 Indenture, the 1996 Trustee has been granted the authority to act on behalf of all 1996 Holders with respect to matters specified therein, including the execution and delivery of this Amended and Restated Pledge and Intercreditor Agreement; and (c) pursuant to the 1997 Indenture, the 1997 Trustee has been granted the authority to act on behalf of all 1997 Holders with respect to matters specified therein, including the execution and delivery of this Amended and Restated Pledge and Intercreditor Agreement.

     NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereby agree that the Existing Pledge and Intercreditor Agreement shall be amended and restated to read in its entirety as follows:

     1.  Defined Terms.  (a)  Unless otherwise defined herein, terms defined in
         -------------
the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms shall have the following meanings:

          "Agreement": this Amended and Restated Pledge and Intercreditor
           ---------
     Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "Code":  the Uniform Commercial Code from time to time in effect in
           ----
     the State of New York.

          "Collateral":  the Pledged Stock and all Proceeds.
           ----------

          "Collateral Account":  any account established to hold money Proceeds,
           ------------------
     maintained under the sole dominion and control of the Collateral Agent, subject to withdrawal by the Collateral Agent for the account of the Secured Parties only as provided in Section 9(a).

          "Default":  until the Senior Payout Date, the meaning ascribed to such
           -------
     term in the Credit Agreement and, after the Senior Payout Date but prior to the Senior Subordinated Payout Date, the meaning ascribed to such term in the 1996 Indenture and, after the Senior Payout Date and the Senior Subordinated Payout Date, the meaning ascribed to such term in the 1997 Indenture.

          "Event of Default":  until the Senior Payout Date, the meaning
           ----------------
     ascribed to such term in the Credit Agreement and, after the Senior Payout Date but prior to the Senior Subordinated Payout Date, the meaning ascribed to such term in the 1996 Indenture and, after the Senior Payout Date and the Senior Subordinated Payout Date, the meaning ascribed to such term in the 1997 Indenture.

          "Insolvency Event:  (i) Either Pledgor commencing any case, proceeding
           ----------------
     or other action (x) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (y) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or either Pledgor making a general assignment for the benefit of its creditors; or (ii) there being commenced against either Pledgor any case, proceeding or other action of a nature referred to in clause (i) above which (x) results in the entry of an order for relief or any such adjudication or appointment or (y) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there being commenced against either Pledgor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) either Pledgor taking any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clauses (i), (ii) or (iii) above.

          "Issuer": Pierce Leahy Command Company, a company incorporated under
           ------
     the laws of Nova Scotia.

          "Junior Subordinated Secured Obligations":  the unpaid principal of
           ---------------------------------------
     and interest on the 1997 Notes and all other obligations and liabilities of the Company to the 1997 Trustee and the 1997 Holders (including, without limitation, interest accruing at the then applicable rate provided in the 1997 Indenture after the maturity of the 1997 Notes and interest accruing at the then applicable rate provided in the 1997 Indenture after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to either Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with the 1997 Notes, the 1997 Indenture or this Agreement.

          "Junior Subordinated Secured Parties":  collectively, the 1997 Trustee
           -----------------------------------
     and the 1997 Holders.

          "Pledged Stock":  the shares of capital stock listed on Schedule 1
           -------------                                          ----------
     hereto, together with all stock certificates, options or rights of any nature whatsoever with respect to the Issuer's Capital Stock that may be issued or granted by the Issuer to either Pledgor in respect of the Pledged Stock while this Agreement is in effect.

          "Proceeds":  all "proceeds" as such term is defined in Section 9-
           --------
     306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

          "Secured Obligations":  the collective reference to the Senior Secured
           -------------------
     Obligations and the Subordinated Secured Obligations.

          "Secured Parties":  collectively, the Senior Secured Parties and the
           ---------------
     Subordinated Secured Parties.

          "Securities Act":  the Securities Act of 1933, as amended.
           --------------

          "Senior Payout Date":  the date upon which the Senior Secured
           ------------------
     Obligations shall have been paid in full and the Commitments under the Credit Agreement shall have expired or been terminated.

          "Senior Secured Obligations":  the collective reference to:
           --------------------------

          (a) unpaid principal of and interest on the Loans and all other obligations and liabilities of the Borrowers to the Administrative Agents and the Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to either Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents or any other document made, delivered or given in connection therewith;

          (b) all obligations and liabilities of each Pledgor which may arise under or in connection with this Agreement or any other Loan Document to which such Pledgor is a party; and

          (c) all obligations of the Borrowers with respect to any Interest Rate Protection Agreement entered into with any Lender or any affiliate thereof.

          "Senior Secured Parties": collectively, the Administrative Agents, the
           ----------------------
     Lenders and, in connection with the obligations described in clause (c) of the definition of Senior Secured Obligations, affiliates of Lenders.

          "Senior Subordinated Payout Date":  the date upon which the Senior
           -------------------------------
     Subordinated Secured Obligations shall have been paid in full.

          "Senior Subordinated Secured Obligations":  the unpaid principal of
           ---------------------------------------
     and interest on the 1996 Notes and all other obligations and liabilities of the Company to the 1996 Trustee and the 1996 Holders (including, without limitation, interest accruing at the then applicable rate provided in the 1996 Indenture after the maturity of the 1996 Notes and interest accruing at the then applicable rate provided in the 1996 Indenture after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to either Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the 1996 Notes, the 1996 Indenture or this Agreement.

          "Senior Subordinated Secured Parties":  collectively, the 1996 Trustee
           -----------------------------------
     and the 1996 Holders.

          "Subordinated Secured Obligations":  the collective reference to the
           --------------------------------
     Senior Subordinated Secured Obligations and the Junior Subordinated Secured Obligations.

          "Subordinated Secured Parties": collectively, the Senior Subordinated
           ----------------------------
     Secured Parties and the Junior Subordinated Secured Parties.

     (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

     (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     2.  Pledge; Grant of Security Interests.  (a)  Each Pledgor hereby confirms
         -----------------------------------
and reaffirms its mortgage, pledge and assignment of the Collateral to the Collateral Agent, for the benefit of the Senior Secured Parties, and its grant to the Collateral Agent, for the benefit of the Senior Secured Parties, of a security interest in the Collateral, in each case as collateral security on a first priority basis for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Senior Secured Obligations.

     (b) Each Pledgor hereby confirms and reaffirms its mortgage, pledge and assignment of the Collateral to the Collateral Agent, for the benefit of the Senior Subordinated Secured Parties, and its grant to the Collateral Agent, for the benefit of the Senior Subordinated Secured Parties, of a security interest in the Collateral, in each case as collateral security on a second priority basis for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Senior Subordinated Secured Obligations.

     (c) Each Pledgor hereby mortgages, pledges and assigns the Collateral to the Collateral Agent, for the benefit of the Junior Subordinated Secured Parties, and grants to the Collateral Agent, for the benefit of the Junior Subordinated Secured Parties, a security interest in the Collateral, in each case as collateral security on a third priority basis for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Junior Subordinated Secured Obligations.

     (d) As set forth in the separate granting clauses contained in Sections 2(a), (b) and (c), it is the intent of the parties hereto that this Agreement shall confirm, reaffirm and create three separate and distinct Liens in favor of the Collateral Agent, the first for the benefit of the Senior Secured Parties, the second for the benefit of the Senior Subordinated Secured Parties, and the third for the benefit of the Junior Subordinated Secured Parties.

     3.  Subordination of Lien of Subordinated Secured Parties; Bailment.  (a)
         ---------------------------------------------------------------
The 1996 Trustee acknowledges and agrees that (1) any interest that it or any 1996 Holder has or may have in the Collateral shall be junior and subordinate to the interest of the Senior Secured Parties; (2) prior to the Senior Payout Date, it will not take any action to enforce any rights it may have hereunder, without the prior written consent of the Administrative Agent; and (3) prior to the Senior Payout Date, any consent given in accordance with the terms of this Agreement by the Collateral Agent at the direction of the Administrative Agent to any amendment, waiver or other modification in respect of the obligations of each Pledgor hereunder shall be binding upon the Senior Subordinated Secured Parties with respect to any similar obligations of each Pledgor hereunder as fully as if such consent had been given by the Senior Subordinated Secured Parties.

     (b) The 1996 Trustee appoints and authorizes the Collateral Agent, and the Collateral Agent accepts such appointment and authorization by the 1996 Trustee, to act as the agent of, and bailee for, the Senior Subordinated Secured Parties to hold for the benefit of the Senior Subordinated Secured Parties those shares of the Pledged Stock evidenced by certificates, subject, however, to the prior security interest therein and rights thereto and to the proceeds thereof of the Senior Secured Parties.

     (c) The 1997 Trustee acknowledges and agrees that (1) any interest that it or any 1997 Holder has or may have in the Collateral shall be junior and subordinate to the interests of the Senior Secured Parties and the Senior Subordinated Secured Parties; (2) prior to (x) the Senior Payout Date and (y) the Senior Subordinated Payout Date, it will not take any action to enforce any rights it may have hereunder, without the prior written consent of the Administrative Agent and the 1996 Trustee or, if the Senior Payout Date shall have occurred, of the 1996 Trustee; (3) prior to the Senior Payout Date, any consent given in accordance with the terms of this Agreement by the Collateral Agent at the direction of the Administrative Agent to any amendment, waiver or other modification in respect of the obligations of each Pledgor hereunder shall be binding upon the Junior Subordinated Secured Parties with respect to any similar obligations of each Pledgor hereunder as fully as if such consent had been given by the Junior Subordinated Secured Parties; and (4) after the Senior Payout Date but prior to the Senior Subordinated Payout Date, any consent given in accordance with the terms of this Agreement by the Collateral Agent at the direction of the 1996 Trustee to any amendment, waiver or other modification in respect of the obligations of each Pledgor hereunder shall be binding upon the Junior Subordinated Secured Parties with respect to any similar obligations of each Pledgor hereunder as fully as if such consent had been given by the Junior Subordinated Secured Parties.

     (d) The 1997 Trustee appoints and authorizes the Collateral Agent, and the Collateral Agent accepts such appointment and authorization by the 1997 Trustee, to act as the agent of, and bailee for, the Junior Subordinated Secured Parties to hold for the benefit of the Junior Subordinated Secured Parties those shares of the Pledged Stock evidenced by certificates, subject, however, to the prior security interests therein and the respective rights thereto and to the proceeds thereof of the Senior Secured Parties and the Senior Subordinated Secured Parties.

     4.  Stock Powers.  Concurrently with the delivery to the Collateral Agent
         ------------
of each certificate representing one or more shares of Pledged Stock, each Pledgor has delivered an undated stock power, or such other instrument of transfer as may have been reasonably requested by the Collateral Agent, covering such certificate, duly executed in blank by such Pledgor with, if the Collateral Agent so requested, signature guaranteed.

     5.  Representations and Warranties.  Each Pledgor hereby represents and
         ------------------------------
warrants that:

     (a) Such Pledgor has the partnership power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the first, second and third priority security interests in the Collateral pursuant to, this Agreement and has taken all necessary action to authorize its execution, delivery and performance of, and grant each of the security interests in the Collateral pursuant to, this Agreement.

     (b) This Agreement constitutes a legal, valid and binding obligation of such Pledgor, enforceable in accordance with its terms, except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     (c) The execution, delivery and performance of this Agreement will not violate any provision of any Requirement of Law or Contractual Obligation of such Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of such Pledgor pursuant to any Requirement of Law or Contractual Obligation of such Pledgor, except the security interests created by this Agreement.

     (d) No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority, and no consent of any other Person (including, without limitation, any stockholder or creditor of such Pledgor), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

     (e) No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such Pledgor, threatened by or against such Pledgor or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby.

     (f) The shares of Pledged Stock constitute 65% of the issued and outstanding shares of all classes of the Capital Stock of the Issuer.

     (g) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

     (h) Such Pledgor is the record and beneficial owner of, and has good and marketable title to, the shares of Pledged Stock pledged by such Pledgor, free of any and all Liens or options in favor of, or claims of, any other Person, except for the separate and distinct security interests granted to the Senior Secured Parties, the Senior Subordinated Secured Parties and the Junior Subordinated Secured Parties.

     (i) The stock certificates evidencing the Pledged Stock having been delivered to the Collateral Agent and assuming continuous possession by the Collateral Agent of such certificates, each of the security interests granted pursuant to this Agreement constitutes a separate, distinct and valid perfected security interest in the Pledged Stock in favor of the Collateral Agent, for the benefit of the Senior Secured Parties, the Senior Subordinated Secured Parties and the Junior Subordinated Secured Parties, respectively, enforceable in accordance with its terms against all creditors of such Pledgor and any Persons purporting to purchase any shares of Pledged Stock from such Pledgor.

     6.  Covenants.  Each Pledgor covenants and agrees with the Collateral Agent
         ---------
and the Secured Parties that, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released:

     (a) If such Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights to Capital Stock, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, such Pledgor shall accept the same as the agent of the Collateral Agent and the Secured Parties, hold the same in trust for the Collateral Agent and the Secured Parties and deliver the same forthwith to the Collateral Agent in the exact form received, duly indorsed by such Pledgor to the Collateral Agent, if required, together with an undated stock power, or such other instrument of transfer as may be reasonably requested by the Collateral Agent, covering such certificate duly executed in blank by such Pledgor and with, if the Collateral Agent so requests, signature guaranteed, to be held by the Collateral Agent, subject to the terms hereof, as additional collateral security for the Secured Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of the Issuer shall be paid over to the Collateral Agent to be held by it hereunder as additional collateral security for the Secured Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Secured Obligations, unless, in either case, such sums or property are distributed or otherwise paid to the holders of the equity interests of such Pledgor. Subject to the "unless" clause at the end of the previous sentence, if any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by such Pledgor, such Pledgor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of such Pledgor, as additional collateral security for the Secured Obligations.

     (b) Without the prior written consent of the Administrative Agent (if the Senior Payout Date shall not have occurred), the 1996 Trustee (if the Senior Payout Date shall have occurred but the Senior Subordinated Payout Date shall not have occurred) or the 1997 Trustee (if the Senior Payout Date and the Senior Subordinated Payout Date shall have occurred), such Pledgor will not (1) vote to enable, or take any other action to permit, the Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of the Issuer except as permitted in the Credit Agreement or the respective Indenture, as the case may be, (2) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral except as permitted in the Credit Agreement or the respective Indenture, as the case may be, (3) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interests created by this Agreement and except for any Lien on the Collateral which is junior to the Liens created hereby and which is created pursuant to an amendment and restatement of this Agreement in form and substance satisfactory to, and executed by, each of the parties hereto pursuant to which such junior Lien is subordinated to all prior Liens on terms and conditions substantially similar to those pursuant to which the Liens created hereby in favor of the Junior Subordinated Secured Obligations are subordinated to the Liens created hereby in favor of the Senior Secured Parties and the Senior Subordinated Secured Parties or (4) enter into any agreement or undertaking restricting the right or ability of such Pledgor or the Collateral Agent to sell, assign or transfer any of the Collateral except as provided for in this Agreement, the Credit Agreement and the Indentures.

     (c)  Such Pledgor shall not take any action inconsistent with maintaining
(i) the security interest created by Section 2(a) of this Agreement as a first priority, perfected security interest, (ii) the security interest created by
Section 2(b) of this Agreement as a second priority, perfected security interest and (iii) the security interest created by Section 2(c) of this Agreement as a third priority, perfected security interest and, in each case of clauses (i),
(ii) and (iii), shall defend such security interest against claims and demands of all Persons whomsoever.

     (d) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Pledgor, such Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement.

     (e) Such Pledgor shall pay, and save the Collateral Agent and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

     7.  Cash Dividends; Voting Rights.  Unless an Event of Default shall have
         -----------------------------
occurred and be continuing and the Collateral Agent shall have given notice to the Pledgors of the Collateral Agent's intent to exercise its corresponding rights pursuant to Section 9 below, each Pledgor shall be permitted to receive all cash dividends or other distributions paid in the normal course of business of the Issuer, to the extent permitted in the Credit Agreement, in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no vote shall be cast or corporate
                      --------  -------
right exercised or other action taken which, in the Collateral Agent's reasonable judgment, would impair the Pledged Stock or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, any other Loan Document, any Notes, the Indentures or this Agreement.

     8.  Rights of the Secured Parties and the Collateral Agent.  (a)  All money
         ------------------------------------------------------
Proceeds received by the Collateral Agent hereunder shall be held by the Collateral Agent for the benefit of the Secured Parties in a Collateral Account. All Proceeds while held by the Collateral Agent in a Collateral Account (or by each Pledgor in trust for the Collateral Agent and the Secured Parties) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 10(c).

     (b) If an Event of Default shall occur and be continuing and the Collateral Agent shall give notice of its intent to exercise any of such rights to each Pledgor (1) the Collateral Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Secured Obligations in the order provided in Section 10(c), and
(2) all shares of the Pledged Stock shall be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Issuer, or upon the exercise by either Pledgor or the Collateral Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine), all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to any pledgee to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

     9.  Remedies.  (a)  If an Event of Default shall have occurred and be
         --------
continuing, at any time at the Collateral Agent's election, the Collateral Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Secured Obligations in such order as provided in Section 10(c).

     (b) If an Event of Default shall have occurred and be continuing, the Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party with respect to the Collateral under the Code. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon either Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Collateral Agent or any Lender or Holder or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent or any other Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in either Pledgor, which right or equity is hereby waived or released. The Collateral Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent and the Secured Parties hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Collateral Agent, to the payment in whole or in part of the Secured Obligations, in the order provided in Section 10(c), and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Collateral Agent account for the surplus, if any, to the Pledgors. To the extent permitted by applicable law, each Pledgor waives all claims, damages and demands it may acquire against the Collateral Agent or any other Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

     10.  Rights in Collateral; Application of Payments and Proceeds.  (a)
          ----------------------------------------------------------
Notwithstanding anything to the contrary contained in any agreement, document or instrument in favor of the Senior Subordinated Secured Parties and/or the Junior Subordinated Secured Parties and irrespective of:

          (1) the time, order or method of attachment or perfection of the security interests created hereby,

          (2) the time or order of filing or recording of financing statements or other documents filed or recorded to perfect security interests in any Collateral,

          (3) anything contained in any filing or agreement to which the Senior Secured Parties, the Senior Subordinated Secured Parties and/or the Junior Subordinated Secured Parties now or hereafter may be a party, and

          (4) the rules for determining priority under the Code or any other law governing the relative priorities of secured creditors,

any security interest in the Collateral in favor of the Senior Secured Parties has and shall have priority, to the extent of any unpaid Senior Secured Obligations, over any security interest in such Collateral in favor of the Senior Subordinated Secured Parties and the Junior Subordinated Secured Parties, and any security interest in the Collateral in favor of the Senior Subordinated Secured Parties has and shall have priority, to the extent of any unpaid Senior Subordinated Secured Obligations, over any security interest in such Collateral in favor of the Junior Subordinated Secured Parties.

     (b) In exercising rights and remedies with respect to the Collateral, the Collateral Agent may enforce the provisions hereof and exercise remedies hereunder, all in such order and in such manner as the Senior Secured Parties may determine in the exercise of their sole business judgment. Such exercise and enforcement shall include, without limitation, the rights to collect, sell, dispose of or otherwise realize upon all or any part of the Collateral, to incur expenses in connection with such collection, sale, disposition or other realization and to exercise all the rights and remedies of a secured lender under the Code of any applicable jurisdiction. The Subordinated Secured Parties hereby (1) waive any right that they may have (whether by contract, by law or otherwise) to require the Collateral Agent to give notice of any collection, sale, disposition or other realization of or upon any or all of the Collateral contemplated by this Agreement or any such right the Subordinated Secured Parties may have to object to or otherwise contest any such collection, sale, disposition or other realization of or upon any or all of the Collateral by the Senior Secured Parties (including, without limitation, any requirement that the Collateral Agent foreclose upon such Collateral under applicable law) and (2) agree not to contest or otherwise challenge any such collection, sale, disposition or other realization of or upon all or any of the Collateral or to assert any claim or defense that any such collection, sale, disposition or other realization of or upon all or any part of the Collateral was not commercially reasonable or otherwise failed to comply in any respect with applicable law. It is understood and agreed that, for purposes of this paragraph, after the Senior Payout Date, the term "Senior Secured Parties", when used in this paragraph, shall be deemed to mean the Senior Subordinated Secured Parties and the term "Subordinated Secured Parties", when used in this paragraph, shall be deemed to mean the Junior Subordinated Secured Parties.

     (c) Any money, property or securities realized upon the sale, disposition or other realization by the Collateral Agent or the Subordinated Secured Parties, as the case may be, upon all or any part of the Collateral (including, without limitation, any payment or distribution of assets of either Pledgor consisting of, or in respect of, Collateral, whether in cash, property or securities during the continuance of an Insolvency Event with respect to such Pledgor) (collectively, "Realizations"), shall be applied in the following
                         ------------
order:

          (1)  First, to the payment in full of all reasonable costs and
               -----
     expenses (including, without limitation, attorneys' reasonable fees and disbursements) paid or incurred by the Collateral Agent in connection with such Realization or the protection of its rights and interests in the Collateral;

          (2)  Second, to the Administrative Agent to be applied to the payment
               ------
     in full of all Senior Secured Obligations then due and payable in such order as the Administrative Agent may elect in its sole discretion;

          (3)  Third, to the 1996 Trustee to be applied to the payment in full
               -----
     of all Senior Subordinated Secured Obligations then due and payable in such order as the 1996 Trustee may elect in its sole discretion;

          (4)  Fourth, to the 1997 Trustee to be applied to the payment in full
               ------
     of all Junior Subordinated Secured Obligations then due and payable in such order as the 1997 Trustee may elect in its sole discretion; and

          (5)  Fifth, to pay to the applicable Pledgor, or its representative or
               -----
     as a court of competent jurisdiction may direct, any surplus then remaining.

     (d) Prior to the Senior Payout Date, the Subordinated Secured Parties shall not (1) enforce or apply any security interest in all or any of the Collateral, (2) collect or receive any proceeds of any of the Collateral or otherwise enforce or apply any security interest in the proceeds of any of the Collateral; or (3) in any other manner interfere with the security interest granted in favor of the Senior Secured Parties in any of the Collateral (or the proceeds thereof). In addition, the Subordinated Secured Parties hereby (x) agree not to assert prior to the Senior Payout Date any claim for marshalling;
(y) consent to the collection, sale, disposition or other realization of or upon all or any of the Collateral by the Collateral Agent prior to the Senior Payout Date free of any security interest therein in favor of the Subordinated Secured Parties; and (z) at the sole cost and expense of the Pledgors, agree to execute prior to the Senior Payout Date all such releases and other documents that the Administrative Agent may reasonably request in writing to facilitate the collection, sale, disposition or other realization of or upon any or all of the Collateral by the Collateral Agent (including, without limitation, the termination of any security interests in any of the Collateral in favor of the Subordinated Secured Parties concurrently with such sale, disposition or other realization).

     (e) If any payment or distribution, whether consisting of money, property or securities, from any Realizations is collected or received by the Subordinated Secured Parties in respect of the Subordinated Secured Obligations in violation of Section 10(d), the Subordinated Secured Parties shall forthwith deliver the same to the Collateral Agent, in the form received, duly indorsed to the Collateral Agent, if required, to be applied to the payment or prepayment of the Senior Secured Obligations until the Senior Secured Obligations are paid in full. Until so delivered, such payment or distribution shall be held in trust by the Subordinated Secured Parties as the property of the Senior Secured Parties, segregated from other funds and property held by the Subordinated Secured Parties.

     (f) Prior to the Senior Subordinated Payout Date, the Junior Subordinated Secured Parties shall not (1) enforce or apply any security interest in all or any of the Collateral, (2) collect or receive any proceeds of any of the Collateral or otherwise enforce or apply any security interest in the proceeds of any of the Collateral; or (3) in any other manner interfere with the security interest granted in favor of the Senior Subordinated Secured Parties in any of the Collateral (or the proceeds thereof). In addition, the Junior Subordinated Secured Parties hereby (x) agree not to assert prior to the Senior Subordinated Payout Date any claim for marshalling; (y) consent to the collection, sale, disposition or other realization of or upon all or any of the Collateral by the Collateral Agent prior to the Senior Subordinated Payout Date free of any security interest therein in favor of the Senior Subordinated Secured Parties; and (z) at the sole cost and expense of the Pledgors, agree to execute after the Senior Payout Date but prior to the Senior Subordinated Payout Date all such releases and other documents that the 1996 Trustee may reasonably request in writing to facilitate the collection, sale, disposition or other realization of or upon any or all of the Collateral by the Collateral Agent (including, without limitation, the termination of any security interests in any of the Collateral in favor of the Junior Subordinated Secured Parties concurrently with such sale, disposition or other realization).

     (g) If any payment or distribution, whether consisting of money, property or securities, from any Realizations is collected or received by the Junior Subordinated Secured Parties after the Senior Payout Date in respect of the Junior Subordinated Secured Obligations in violation of Section 10(f), the Junior Subordinated Secured Parties shall forthwith deliver the same to the Collateral Agent, in the form received, duly indorsed to the Collateral Agent, if required, to be applied to the payment or prepayment of the Senior Subordinated Secured Obligations until the Senior Subordinated Secured Obligations are paid in full. Until so delivered, such payment or distribution shall be held in trust by the Junior Subordinated Secured Parties as the property of the Senior Subordinated Secured Parties, segregated from other funds and property held by the Junior Subordinated Secured Parties.

     11.  Release of Pledged Stock.  The Collateral Agent agrees that it will
          ------------------------
not release or otherwise dispose of any of the Pledged Stock or other Collateral except (a) to the 1996 Trustee or the 1997 Trustee in accordance with the terms hereof, unless instructed by the applicable Trustee to the contrary, or (b) in the exercise of its remedies under the terms hereof or (c) to the respective Pledgor upon satisfaction of all Secured Obligations.

     12.  Obligations of the Collateral Agent.  (a)  Unless the Collateral Agent
          -----------------------------------
has theretofore received a written notice from each of the 1996 Trustee and the 1997 Trustee to the effect that the Senior Subordinated Secured Obligations and the Junior Subordinated Secured Obligations, respectively, have been paid in full, if the Collateral Agent shall have resigned as collateral agent hereunder, not later than the tenth business day following the Senior Payout Date, the Collateral Agent will deliver at the cost and expense of the Pledgors, directly to the successor collateral agent appointed in accordance with Section 15(h) or, if prior to such tenth business day the Collateral Agent shall not have received notification of the identity of such successor collateral agent, to the 1996 Trustee (or, if the Collateral Agent shall have received a written notice from the 1996 Trustee to the effect that the Senior Subordinated Secured Obligations have been paid in full, to the 1997 Trustee), all the certificates representing the Pledged Stock and all other documents and instruments evidencing or relating to the Collateral then remaining in the possession of the Collateral Agent, together with any necessary instruments of assignment or transfer pertaining thereto. Each Pledgor agrees to give written notice to each of the 1996 Trustee and the 1997 Trustee of the Senior Payout Date within three business days thereof, and, after receipt of such notice, the Senior Subordinated Secured Parties (unless the Senior Subordinated Payout Date has occurred) or (if the Senior Subordinated Payout Date has occurred) the Junior Subordinated Secured Parties agree to promptly give written notice to the Collateral Agent requesting delivery of the Pledged Stock and such other documents and instruments. In no event shall the Collateral Agent relinquish control over such certificates representing the Pledged Stock or any such other documents and instruments after the Senior Payout Date, except as set forth in this Section or Section 11(c).

     (b) Unless the 1996 Trustee has theretofore received a written notice from the 1997 Trustee to the effect that the Junior Subordinated Secured Obligations have been paid in full, if the 1996 Trustee shall have resigned as successor collateral agent hereunder, not later than the tenth business day following the Senior Subordinated Payout Date, the 1996 Trustee will deliver at the cost and expense of the Pledgors, directly to the successor collateral agent appointed in accordance with Section 15(h) or, if prior to such tenth business day the 1996 Trustee shall not have received notification of the identity of such successor collateral agent, to the 1997 Trustee, all the certificates representing the Pledged Stock and all other documents and instruments evidencing or relating to the Collateral then remaining in the possession of the 1996 Trustee, together with any necessary instruments of assignment or transfer pertaining thereto. Each Pledgor agrees to give written notice to the 1997 Trustee of the Senior Subordinated Payout Date within three business days thereof, and, after receipt of such notice, the Junior Subordinated Secured Parties agree to promptly give written notice to the 1996 Trustee requesting delivery of the Pledged Stock and such other documents and instruments. In no event shall the 1996 Trustee relinquish control over such certificates representing the Pledged Stock or any such other documents and instruments after the Senior Subordinated Payout Date, except as set forth in this Section or in Section 11(c).

     (c) In taking any action hereunder (including the giving of consents and waivers hereunder) prior to the Senior Payout Date, the Collateral Agent shall not be obligated to consider the interests of the Subordinated Secured Parties except as set forth in Section 12(a) or Section 21. In taking any action hereunder (including the giving of consents and waivers hereunder) prior to the Senior Subordinated Payout Date, the 1996 Trustee, or its designee, shall not be obligated to consider the interests of the Junior Subordinated Secured Parties except as set forth in Section 12(b) or Section 21.

     13.  Dispositions of Collateral.  Notwithstanding any provision to the
          --------------------------
contrary contained in any agreement, document or instrument in favor of the Subordinated Secured Parties or to which any of the Subordinated Secured Parties is a party, the parties hereto agree as follows:

          (a) Upon the occurrence of any sale, lease, transfer or other disposition of any of the Collateral (a "Disposition"), as between the
                                              -----------
     Senior Secured Parties and the Subordinated Secured Parties, until the Senior Payout Date, all Collateral, including all proceeds thereof and all prepayments or distributions in respect thereof, shall be distributed or applied or paid to the Administrative Agent, acting on behalf of the Senior Secured Parties, for application to the Senior Secured Obligations without obtaining any further consent or agreement of the Subordinated Secured Parties and in any manner as the Administrative Agent may determine, and the Subordinated Secured Parties shall be deemed to have consented to such Disposition and no further consent thereto or notice or accounting in respect thereof on the part of any such Person shall be required, and, until the Senior Payout Date, none of such Collateral shall be distributed or paid to (or retained by) the Subordinated Secured Parties for application to the Subordinated Secured Obligations, and the Subordinated Secured Parties shall not have any right to restrict or permit, or approve or disapprove, any Disposition of all or any portion or item of the Collateral.

          (b) Upon a Disposition, as between the Senior Subordinated Secured Parties and the Junior Subordinated Secured Parties, after the Senior Payout Date and until the Senior Subordinated Payout Date, all Collateral, including all proceeds thereof and all prepayments or distributions in respect thereof, shall be distributed or applied or paid to the 1996 Trustee, acting on behalf of the Senior Subordinated Secured Parties, for application to the Senior Subordinated Secured Obligations without obtaining any further consent or agreement of the Junior Subordinated Secured Parties and in any manner as the 1996 Trustee may determine, and the Junior Subordinated Secured Parties shall be deemed to have consented to such Disposition and no further consent thereto or notice or accounting in respect thereof on the part of any such Person shall be required, and until the Senior Subordinated Payout Date, none of such Collateral shall be distributed or paid to (or retained by) the Junior Subordinated Secured Parties for application to the Junior Subordinated Secured Obligations, and the Junior Subordinated Secured Parties shall not have any right to restrict or permit, or approve or disapprove, any Disposition of all or any portion or item of the Collateral.

          (c) If the Collateral Agent is in possession of any proceeds from any Disposition of any Collateral following the Senior Payout Date, the Collateral Agent shall deliver such remaining proceeds to: (x) the 1996 Trustee if any Senior Subordinated Secured Obligations shall be then outstanding (which each Pledgor hereby irrevocably consents to); (y) the 1997 Trustee if any Junior Subordinated Secured Obligations shall be then outstanding (which each Pledgor hereby irrevocably consents to) and the Collateral Agent has received a written notice from the 1996 Trustee to the effect that the Senior Subordinated Secured Obligations have been paid in full; and (z) each Pledgor or its successors or assigns, if the Collateral Agent has received a written notice from the 1996 Trustee and the 1997 Trustee to the effect that the Senior Subordinated Secured Obligations or the Junior Subordinated Secured Obligations, as the case may be, have been paid in full and the 1996 Trustee and the 1997 Trustee shall agree in writing, or to whomever may be lawfully entrusted to receive the same as a court of competent jurisdiction shall so direct.

          (d) The Senior Subordinated Secured Parties and the Junior Subordinated Secured Parties will, immediately upon the request of the Administrative Agent acting on behalf of the Lenders at any time prior to the Senior Payout Date, release or otherwise terminate and discharge their respective subordinated liens in any Collateral to the extent such Collateral is the subject of a Disposition, and will deliver to the Collateral Agent all documents and instruments reasonably deemed by the Collateral Agent to be necessary or appropriate in connection therewith.
     In the event that the Collateral Agent, acting on behalf of the Senior Secured Parties at any time prior to the Senior Payout Date, settles, adjusts or compromises any claim in respect of all or any portion or item of Collateral, including, without limitation, any settlement, adjustment or compromise made in connection with any bankruptcy, reorganization or insolvency proceeding by or against either Pledgor or a Subsidiary of either of them, or accepts or is required to accept substitute or replacement collateral in exchange for or in lieu of or in full or partial settlement of any Collateral, the Subordinated Secured Parties shall be bound by any such settlement, adjustment or compromise, and shall, immediately upon the request of the Collateral Agent, confirm their consent to the same and release any claim that the Subordinated Secured Parties might otherwise have in respect of such Collateral; provided that the Senior Subordinated Secured Parties shall be granted a lien and security interest in any such substitute or replacement Collateral on a second priority basis and the Junior Subordinated Secured Parties shall be granted a lien and security interest in any such substitute or replacement Collateral on a third priority basis, which liens and security interests shall constitute subordinated liens.

          (e) The Junior Subordinated Secured Parties will, immediately upon the request of the 1996 Trustee at any time after the Senior Payout Date but prior to the Senior Subordinated Payout Date, release or otherwise terminate and discharge their respective subordinated liens in any Collateral to the extent such Collateral is the subject of a Disposition, and will deliver to the Collateral Agent all documents and instruments reasonably deemed by the Collateral Agent to be necessary or appropriate in connection therewith. In the event that the Collateral Agent, acting on behalf of the Senior Subordinated Secured Parties at any time after the Senior Payout Date but prior to the Senior Subordinated Payout Date, settles, adjusts or compromises any claim in respect of all or any portion or item of Collateral, including, without limitation, any settlement, adjustment or compromise made in connection with any bankruptcy, reorganization or insolvency proceeding by or against either Pledgor or a Subsidiary of either of them, or accepts or is required to accept substitute or replacement collateral in exchange for or in lieu of or in full or partial settlement of any Collateral, the Junior Subordinated Secured Parties shall be bound by any such settlement, adjustment or compromise, and shall, immediately upon the request of the Collateral Agent, confirm their consent to the same and release any claim that the Junior Subordinated Secured Parties might otherwise have in respect of such Collateral; provided that the Junior Subordinated Secured Parties shall be granted a lien and security interest in any such substitute or replacement Collateral on a second priority basis, which lien and security interest shall constitute a subordinated lien and security interest.

     14.  Irrevocable Authorization and Instruction to Issuer.  Each Pledgor
          ---------------------------------------------------
hereby authorizes and instructs the Issuer to comply with any instruction received by it from the Collateral Agent in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from either Pledgor, and such Pledgor agrees that the Issuer shall be fully protected in so complying.

     15.  The Collateral Agent. (a)  Appointment.  Each Secured Party hereby
          --------------------       -----------
irrevocably designates and appoints the Collateral Agent as the agent of such Secured Party under this Agreement, and each such Secured Party irrevocably authorizes the Collateral Agent to take such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any other Secured Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Collateral Agent.

     (b)  Delegation of Duties.  The Collateral Agent may execute any of its
          --------------------
duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

     (c)  Exculpatory Provisions.  None of the Collateral Agent or any of its
          ----------------------
officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be
(1) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement (except for its or such Person's own gross negligence or willful misconduct) or (2) responsible in any manner to any of the Secured Parties for any recitals, statements, representations or warranties made by either Pledgor or any officer thereof contained in this

Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by such Collateral Agent under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or for any failure of either Pledgor to perform its obligations hereunder. The Collateral Agent shall not be under any obligation to any other Secured Party to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of either Pledgor.

     (d)  Reliance by Collateral Agent.  The Collateral Agent shall be entitled
          ----------------------------
to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrowers), independent accountants and other experts selected by the Collateral Agent. The Collateral Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with such Collateral Agent. The Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first receive such advice or concurrence of the Required Lenders (or, at any time after the Senior Payout Date but prior to the Senior Subordinated Payout Date, the 1996 Trustee or, at any time after the Senior Payout Date and the Senior Subordinated Payout Date, the 1997 Trustee), as it deems appropriate or it shall first be indemnified to its satisfaction by the Senior Secured Parties and/or the Subordinated Secured Parties against any and all liability and expense which may be incurred by it by reason of taking or continuing to take such action. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Lenders (or, at any time after the Senior Payout Date but prior to the Senior Subordinated Payout Date, the 1996 Trustee or, at any time after the Senior Payout Date and the Senior Subordinated Payout Date, the 1997 Trustee), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Secured Parties and all future holders of the Loans.

     (e)  Notice of Default.  The Collateral Agent shall not be deemed to have
          -----------------
knowledge or notice of the occurrence of any Default or Event of Default unless the Collateral Agent has received notice from a Lender (if the Senior Payout Date shall not have occurred), the 1996 Trustee (if the Senior Payout Date shall have occurred but the Senior Subordinated Payout Date shall not have occurred) or by the 1997 Trustee (if the Senior Payout Date and the Senior Subordinated Payout Date shall have occurred) or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Collateral Agent receives such a notice, the Collateral Agent shall give notice thereof to the Pledgors and the Senior Secured Parties (if the Senior Payout Date shall not have occurred), the Senior Subordinated Secured Parties (if the Senior Payout Date shall have occurred but the Senior Subordinated Payout Date shall not have occurred) or the Junior Subordinated Secured Parties (if the Senior Payout Date and the Senior Subordinated Payout Date shall have occurred). The Collateral Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (if the Senior Payout Date shall not have occurred) or by the 1996 Trustee (if the Senior Payout Date shall have occurred but the Senior Subordinated Payout Date shall not have occurred) or by the 1997 Trustee (if the Senior Payout Date and the Senior Subordinated Payout Date shall have occurred); provided that unless and
                                                      --------
until the Collateral Agent shall have received such directions, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as they shall deem advisable in the best interests of the Senior Secured Parties (if the Senior Payout Date shall not have occurred), the Senior Subordinated Secured Parties (if the Senior Payout Date shall have occurred but the Senior Subordinated Payout Date shall not have occurred) or the Junior Subordinated Secured Parties (if the Senior Payout Date and the Senior Subordinated Payout Date shall have occurred).

     (f)  Non-Reliance on Collateral Agent.  Each other Secured Party expressly
          --------------------------------
acknowledges that none of the Collateral Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Collateral Agent hereinafter taken shall be deemed to constitute any representation or warranty by the Collateral Agent to any Secured Party. Except for notices, reports and other documents expressly required to be furnished to the Secured Parties by the Collateral Agent hereunder, the Collateral Agent shall not have any duty or responsibility to provide any other Secured Party with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of either Pledgor which may come into the possession of the Collateral Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

     (g)  Collateral Agent in Its Individual Capacity.  The Collateral Agent and
          -------------------------------------------
its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with either Pledgor as though the Collateral Agent were not the Collateral Agent hereunder.

     (h)  Successor Collateral Agent.  The Collateral Agent may resign as
          --------------------------
Collateral Agent upon 10 days' notice to the Lenders. If the Collateral Agent shall resign as Collateral Agent under this Agreement, then the Required Lenders shall appoint from among the Lenders a successor Collateral Agent, which successor agent shall succeed to the rights, powers and duties of such Collateral Agent hereunder. Upon the Senior Payout Date, the Collateral Agent shall automatically be deemed to have resigned as Collateral Agent under this Agreement, and (if the Senior Subordinated Payout Date has not occurred) the 1996 Trustee shall appoint a successor collateral agent for the Subordinated Secured Parties within 10 days after its receipt of notice from the Collateral Agent of such resignation or, in the absence of such appointment, the 1996 Trustee shall automatically be appointed as successor collateral agent on the tenth day after its receipt of such notice, which successor collateral agent

(whether it shall be the 1996 Trustee or any other Person) shall succeed to the rights, powers and duties of such Collateral Agent hereunder. After the Senior Payout Date and upon the Senior Subordinated Payout Date, the 1996 Trustee, or its designee, appointed in accordance with the preceding sentence, shall automatically be deemed to have resigned as successor Collateral Agent under this Agreement, and the 1997 Trustee shall appoint a successor collateral agent for the Junior Subordinated Secured Parties within 10 days after its receipt of notice from the Collateral Agent of such resignation or, in the absence of such appointment, the 1997 Trustee, or its designee, shall automatically be appointed as successor collateral agent on the tenth day after its receipt of such notice, which successor collateral agent shall succeed to the rights, powers and duties of such Collateral Agent hereunder. Effective upon any such appointment, the term "Collateral Agent" shall mean such successor agent, and such former Collateral Agent's rights, powers and duties as Collateral Agent shall be terminated, without any other or further act or deed on the part of such former Collateral Agent or any of the parties to this Agreement or any Secured Party. After any retiring Collateral Agent's resignation as Collateral Agent, the provisions of this Section 15 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement. Anything in this Agreement to the contrary notwithstanding, in the event of an automatic resignation of the Collateral Agent in the circumstances described in the third or fourth sentence of this paragraph, such resignation shall become effective upon the appointment of a successor collateral agent in accordance with the provisions of such third or fourth sentence, as the case may be, and, thereafter, the sole obligation of the Collateral Agent hereunder shall be to make delivery of the certificates representing the Pledged Stock to such successor collateral agent or, if the Collateral Agent shall not have received from the 1996 Trustee a written notice of the appointment of a successor collateral agent other than the 1996 Trustee, to the 1996 Trustee, or, if the Collateral Agent shall not have received from the 1997 Trustee a written notice of the appointment of a successor collateral agent other than the 1997 Trustee, to the 1997 Trustee, as the case may be.

     16.  Collateral Agent's Appointment as Attorney-in-Fact.  (a)  Each Pledgor
          --------------------------------------------------
hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent of the Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Pledgor and in the name of such Pledgor or in the Collateral Agent's own name, from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

     (b) Each Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in Section 16(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

     17.  Duty of Collateral Agent.  The Collateral Agent's sole duty with
          ------------------------
respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar securities and property for its own account, except that the Collateral Agent shall have no obligation to invest funds held in any Collateral Account and may hold the same as demand deposits. Neither the Collateral Agent, any Lender, the Trustees, any Holder nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of either Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

     18.  Execution of Financing Statements.  Pursuant to Section 9-402 of the
          ---------------------------------
Code, each Pledgor authorizes the Collateral Agent to file financing statements with respect to the Collateral without the signature of such Pledgor in such form and in such filing offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

     19.  Notices.  All notices, requests and demands to or upon the Company,
          -------
either Pledgee or either Pledgor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, two days after being deposited in the mails by certified mail, return receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed to such party at its address or transmission number for notices provided under its signature below. Any party hereto may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.

     20.  Severability.  Any provision of this Agreement which is prohibited or
          ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     21.   Amendments in Writing; No Waiver; Cumulative Remedies.  (a)  None of
           -----------------------------------------------------
the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Pledgor, the Collateral Agent and, if the Senior Payout Date shall not have occurred, the Administrative Agent or, if the Senior Payout Date shall have occurred but the Senior Subordinated Payout Date shall not have occurred, the 1996 Trustee or, if the Senior Payout Date and the Senior Subordinated Payout Date shall have occurred, the 1997 Trustee, provided that any provision of this Agreement may be
                            --------
waived by the Collateral Agent and, if the Senior Payout Date shall not have occurred, the Administrative Agent or, if the Senior Payout Date shall have occurred but the Senior Subordinated Payout Date shall not have occurred, the 1996 Trustee or, if the Senior Payout Date and the Senior Subordinated Payout Date shall have occurred, the 1997 Trustee in a letter or agreement executed by the Collateral Agent or by telex or facsimile transmission from the Collateral Agent and, if the Senior Payout Date shall not have occurred, the Administrative Agent or, if the Senior Payout Date shall have occurred but the Senior Subordinated Payout Date shall not have occurred, the 1996 Trustee or, if the Senior Payout Date and the Senior Subordinated Payout Date shall have occurred, the 1997 Trustee and, provided, further, that no such waiver, amendment,
                      --------  -------
supplement or other modification which materially and adversely affects: (x) any Senior Subordinated Secured Party shall be effective unless it shall have been consented to by the 1996 Trustee or (y) any Junior Subordinated Secured Party shall be effective unless it shall have been consented to by the 1997 Trustee.

     (b) Neither the Collateral Agent nor any Secured Party shall by any act (except by a written instrument pursuant to Section 21(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or such Secured Party would otherwise have on any future occasion.

     (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     22.  Transfer of Pledged Stock to the Company.  Notwithstanding anything in
          ----------------------------------------
this Agreement to the contrary, the Pledgor shall be entitled to transfer the Pledged Stock to the Company, provided that such transfer shall be made
                              --------
expressly subject to the terms and conditions of this Agreement and that, simultaneously with such transfer, the Company shall expressly assume, pursuant to a written instrument in form and substance satisfactory to the Collateral Agent, the obligations of the Pledgors hereunder and, pursuant to the terms of such instrument, this Agreement shall be amended in a manner reasonably acceptable to the Administrative Agent (if the Senior Payout Date shall not have occurred), the 1996 Trustee (if the Senior Payout Date shall have occurred but the Senior Subordinated Payout Date shall not have occurred) or the 1997 Trustee (if the Senior Payout Date and the Senior Subordinated Payout Date shall have occurred) to reflect such transfer, including the confirmation and reaffirmation of the grant of first, second and third priority Liens to the Senior Secured Parties, Senior Subordinated Secured Parties and Junior Subordinated Secured Parties, respectively, with respect to the Pledged Stock.

     23.  Section Headings.  The section headings used in this Agreement are for
          ----------------
convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     24.  Trustees Not Responsible for Recitals, Etc.  The recitals hereto shall
          -------------------------------------------
not be taken as those of the Trustee or either of them, and neither of the Trustees assumes any responsibility for their correctness. Neither of the Trustees makes any representations as to the title of the Pledgors to the Pledged Stock, or the title to, or validity or genuineness of, any Collateral at any time pledged and deposited with the Collateral Agent hereunder, or as to the validity or sufficiency of this Agreement.

     25.  Successors and Assigns.  This Agreement shall be binding upon the
          ----------------------
successors and assigns of the Company and shall inure to the benefit of the Collateral Agent and the Secured Parties and their successors and assigns.

     26.  Governing Law.  This Agreement shall be governed by, and construed and
          -------------
interpreted in accordance with, the law of the State of New York.

          IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their respective officers, thereunto duly authorized as of the date first above written.


                              PLC COMMAND I, L.P., as Pledgor

                              By PLC COMMAND I, INC., its general partner



                              By:
                                  -------------------------------
                                  Title:

                              Address for Notices:

                              PLC Command I, L.P.
                              631 Park Avenue
                              King of Prussia, PA  19406

                              Attention:  General Partner
                              Fax: (610) 992-8394


                              PLC COMMAND II, L.P., as Pledgor

                              By PLC COMMAND II, INC., its general partner


                              By:
                                 ------------------------------
                                 Title:

                              Address for Notices:

                              PLC Command II, L.P.
                              631 Park Avenue
                              King of Prussia, PA  19406

                              Attention:  General Partner
                              Fax: (610) 992-8394

                              CANADIAN IMPERIAL BANK OF COMMERCE,
                              NEW YORK AGENCY,
                              as Collateral Agent and Administrative Agent



                              By:
                                 ------------------------------
                                 Title:


                              Address for Notices:

                              Canadian Imperial Bank of Commerce,
                              New York Agency
                              425 Lexington Avenue
                              New York, NY  10017

                              Attention:  Aimee Evans
                              Fax: (212) 856-3763


                              UNITED STATES TRUST COMPANY
                              OF NEW YORK, as 1996 Trustee



                              By:
                                 ------------------------------
                                 Title:

                              Address for Notices:

                              United States Trust Company of
                              New York
                              114 West 47th Street
                              15th Floor
                              New York, NY  10036-1532

                              Attention:  Cynthia Chaney
                              Fax: (212) 852-1625

                              THE BANK OF NEW YORK,
                                as 1997 Trustee


                              By:
                                 ------------------------------
                                 Title:

                              Address for Notices:


                              The Bank of New York
                              101 Barclay Street - 21W
                              New York, New York 10286

                              Attention:  Corporate Trust Department
                              Fax:  (212) 815-5915

                          ACKNOWLEDGEMENT AND CONSENT


  The undersigned hereby acknowledges receipt of a copy of the Amended and Restated Pledge and Intercreditor Agreement dated July __, 1997 (as amended, supplemented or otherwise modified from time to time, the "Pledge Agreement"),
                                                           ----------------
made by and among (a) PLC COMMAND I L.P., PLC COMMAND II L.P., (b) CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY (together with its successors in such capacity, the "Collateral Agent"), (c) CANADIAN IMPERIAL BANK OF COMMERCE, NEW
               ----------------
YORK AGENCY, as  administrative agent (in such capacity, the "Administrative
                                                              --------------
Agent"), (d) UNITED STATES TRUST COMPANY OF NEW YORK, a New York banking
-----
corporation, as trustee (together with its successors in its capacity, the "1996
                                                                            ----
Trustee") and (e) THE BANK OF NEW YORK, a New York banking corporation, as
-------
trustee (together with its successors in its capacity, the "1997 Trustee").  The
                                                            ------------
undersigned agrees for the benefit of the Collateral Agent and the Secured Parties (as defined in the Pledge Agreement) as follows:

     1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

     2. The undersigned will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 6(a) of the Pledge Agreement.

     3. The only evidence which will be required by the Company to prove the Collateral Agent's right to a transfer of the Pledged Collateral will be the certificates pertaining thereto and an instrument of transfer as contemplated in Sections 14 and 15 of the Company's Memorandum of Association.


                              PIERCE LEAHY COMMAND COMPANY



                              By
                                --------------------------------------

                              Title
                                   -----------------------------------

                              Address for Notices:

                              Pierce Leahy Command Company
                              631 Park Avenue
                              King of Prussia, PA  19406

                              Attention:  President
                              Fax:  (610) 992-8394

                                              SCHEDULE 1 TO AMENDED AND RESTATED
                                              PLEDGE AND INTERCREDITOR AGREEMENT
                                              ----------------------------------


                         DESCRIPTION OF PLEDGED STOCK




                                         Stock
                                      Certificate
     Issuer        Class of Stock         No.        No. of Shares
-----------------  ---------------  ---------------  -------------
Pierce Leahy        Common Shares         3              105
Command Company

Pierce Leahy        Common Shares         4              105
Command Company

Pierce Leahy        Common Shares         5              395
Command Company

Pierce Leahy        Common Shares         6              395
Command Company